EXHIBIT 10.1

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

MDRNA, INC.,

AND

THE INVESTORS SET FORTH ON SCHEDULE I HERETO

Dated as of July 21, 2010

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), is made and entered into as of July 21, 2010, by and between MDRNA, Inc., a Delaware corporation (“Company”), and each of the investors set forth on Schedule I hereto (the “Investors”, and each an “Investor”).

WHEREAS, on March 31, 2010, the Company, a wholly owned subsidiary of the Company (“Merger Sub”), and Cequent Pharmaceuticals, Inc. (“Cequent”) entered into an Agreement and Plan of Merger Agreement, pursuant to which upon consummation Cequent shall merge (the “Merger”) with Merger Sub and be the surviving corporation, and Company shall issue shares of Company Common Stock, par value $0.006 per share (the “Common Shares”) as the merger consideration to the Investors (“Merger Securities”),

WHEREAS, a condition to the consummation of the Merger is that the Company concurrently enter into this Agreement with the Investors with respect to registration rights,

WHEREAS, on July 21, 2010, the Merger was consummated and the Company issued an aggregate of 9,882,853 Merger Securities to the Investors, and, as of the date hereof, the Company and the Investors desire to enter into this Agreement,

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Certain Definitions.

In addition to the terms defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Affiliate” of any Person means any other Person which directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. The term “control” (including the terms “controlling,” “controlled” and “under common control with”) as used with respect to any Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” means this Registration Rights Agreement, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing, and shall refer to this Registration Rights Agreement as the same may be in effect at the time such reference becomes operative.

“beneficially own” means, with respect to any Person, securities of which such Person or any of such Person’s Affiliates, directly or indirectly, has “beneficial ownership” as determined pursuant to Rule 13d-3 and Rule 13d-5 of the Exchange Act, including securities beneficially owned by others with whom such Person or any of its Affiliates has agreed to act together for the purpose of acquiring, holding, voting or disposing of such securities; provided that a Person shall not be deemed to “beneficially own” (i) securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person’s Affiliates until such tendered securities are accepted for payment, purchase or exchange, or (ii) any security as a result of an oral or written agreement, arrangement or understanding to vote such security if such agreement, arrangement or understanding: (a) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable provisions of the Exchange Act, and (b) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report). Without limiting the foregoing, a Person shall be deemed to be the beneficial owner of all Registrable Shares owned of record by any majority-owned subsidiary of such Person.

“Closing Date” has the meaning set forth in the Merger Agreement.

“Common Shares” has the meaning set forth in the first Recital hereto.

“Company” has the meaning set forth in the introductory paragraph.

“Demanding Investor” has the meaning set forth in Section 2(c).

“Demand Registration” has the meaning set forth in Section 2(a).

“Demand Registration Statement” has the meaning set forth in Section 2(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Form S-3” means a registration statement on Form S-3 under the Securities Act or such successor forms thereto permitting registration of securities under the Securities Act.

“Governmental Entity” means any national, federal, state, municipal, local, territorial, foreign or other government or any department, commission, board, bureau, agency, regulatory authority or instrumentality thereof, or any court, judicial, administrative or arbitral body or public or private tribunal.

“Investor” or “Investors” means the Person named as such in the first paragraph of this Agreement and provided, that if any Transferee of Registrable Shares succeeds to the rights and obligations of such Investor or Investors hereunder in accordance with Section 10, “Investor” or “Investors” shall also mean such Transferees.

“Investor’s Counsel” has the meaning set forth in Section 6(a)(i).

“Merger Securities” has the meaning set forth in the first Recital hereto, together with the Shares underlying any warrants assumed in the Merger.

“Minimum Amount” means $5 million.

“Transferee” has the meaning set forth in Section 10(a).

“Person” means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, incorporated organization, association, corporation, institution, public benefit corporation, Governmental Entity or any other entity.

“Piggyback Event” has the meaning set forth in Section 3(a).

“Prospectus” means the prospectus or prospectuses (whether preliminary or final) included in any Registration Statement and relating to Registrable Shares, as amended or supplemented and including all material incorporated by reference in such prospectus or prospectuses.

“Registrable Shares” means, at any time, with respect to a particular Investor, (i) the Merger Securities held of record by such Investor at such time and (ii) any securities issued by the Company after the date hereof in respect of the Shares referred to in clause (i) by way of a share dividend or share split or other distribution or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, but excluding all such Common Shares and such other securities held by such Investor at a time when such securities are eligible for resale by such Investor pursuant to Rule 144 under the Securities Act without limitation thereunder on volume or manner of sale.

“Registration Expenses” has the meaning set forth in Section 7(a).

“Registration Statement” means any registration statement of the Company which covers any of the Registrable Shares pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all documents incorporated by reference in such Registration Statement.

“S-3 Shelf Registration” has the meaning set forth in Section 4(a).

“S-3 Shelf Registration Statement” has the meaning set forth in Section 4(a).

“SEC” means the Securities and Exchange Commission or any successor agency.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means any of the Common Shares. If at any time Registrable Shares include securities of the Company other than Common Shares, then, when referring to Shares other than Registrable Shares, “Shares” shall include the class or classes of such other securities of the Company.

“Shelf Effectiveness Deadline” has the meaning set forth in Section 4(a).

“Shelf Takedown” has the meaning set forth in Section 3(a).

“Suspension Period” has the meaning set forth in Section 5.

“Termination Date” means with respect to a particular Investor the first date on which such Investor no longer owns any Registrable Shares or such Investor is no longer an “Investor”.

“underwritten offering” means a registered offering in which securities of the Company are sold to one or more underwriters on a firm-commitment basis for reoffering to the public, and “underwritten Shelf Takedown” means an underwritten offering effected pursuant to an S-3 Shelf Registration.

In addition to the above definitions, unless the context requires otherwise:

(i) any reference to any statute, regulation, rule or form as of any time shall mean such statute, regulation, rule or form as amended or modified and shall also include any successor statute, regulation, rule or form from time to time;

(ii) “including” shall be construed as inclusive without limitation, in each case notwithstanding the absence of any express statement to such effect, or the presence of such express statement in some contexts and not in others;

(iii) references to “Section” are references to Sections of this Agreement;

(iv) words such as “herein”, “hereof”, “hereinafter” and “hereby” when used in this Agreement refer to this Agreement as a whole;

(v) references to “business day” mean a business day in The City of Boston, Massachusetts; and

(vi) references to “dollars” and “$” mean U.S. dollars.

Section 2. Demand Registration.

(a) Right to Request Registration. The following demand registration rights will apply only if the Company fails to provide the resale registration rights set forth in Section 4, as follows: Subject to the provisions hereof and until the applicable Termination Date, if the Company has not filed, and caused to be effective and maintained the effectiveness of an S-3 Shelf Registration Statement, the Investors may request in writing registration for resale under the Securities Act of all or part of its Registrable Shares (a “Demand Registration”); provided, however, that (based on the then-current market prices) the number of Registrable Shares included in the Demand Registration would, if fully sold, reasonably be expected to yield gross proceeds of at least the Minimum Amount. Subject to Section 2(d) and Section 5 below, the Company shall use reasonable best efforts (i) to file a Registration Statement registering for resale such number of Registrable Shares as requested to be so registered pursuant to this Section 2(a) (a “Demand Registration Statement”) within 30 days after Investors or their Transferees’ request therefor and (ii) to cause such Demand Registration Statement to be declared effective by the SEC as soon as practical thereafter.

(b) Number of Demand Registrations. Subject to the limitations of Sections 2(a) and 2(d) below, the Investors shall be entitled to request not more than three (3) Demand Registrations under this Agreement and not more than one Demand Registration in any rolling period of 180 days. A Registration Statement shall not count as a permitted Demand Registration unless and until it has become effective and Investors are able to register and sell the Registrable Shares requested to be included in such registration.

(c) Priority on Demand Registrations. The Company shall not include Shares other than Registrable Shares in a Demand Registration. If such Demand Registration is an underwritten offering, and the managing underwriter(s) of the requested Demand Registration advise the Company and the Investor(s) requesting such Demand Registration that in their opinion the number of Shares proposed to be included in the Demand Registration exceeds the number of Shares which can be sold in such underwritten offering, or securities other than Common Shares cannot be sold in the offering, in either case without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such underwritten offering), the Company shall include in such Demand Registration (i) first, the number of Registrable Shares that Investor who initiated the demand (the “Demanding Investor”) proposes to sell, and (ii) second, the number of Shares proposed to be included therein by the other Investors. If the number of Shares which can be so sold is less than the number of Shares proposed to be registered pursuant to clause (i) above by the Demanding Investor, the amount of Shares to be sold shall be fully allocated to the Demanding Investor.

(d) Restrictions on Demand Registrations. Notwithstanding the foregoing, the Company shall not be obligated to proceed with a Demand Registration if the offering to be effected pursuant to such registration can be effected at that time pursuant to a then currently effective S-3 Shelf Registration previously filed by the Company in accordance with Section 4.

(e) Underwritten Offerings. Investors and their Transferees shall be entitled to request an underwritten offering pursuant to a Demand Registration, but only if the number of Registrable Shares to be sold in the offering would reasonably be expected to yield gross proceeds of at least the Minimum Amount (based on then-current market prices) and only if the request is not made within sixty (60) days after the Investor has sold Shares in another underwritten registered offering pursuant to Section 2 or Section 4 hereof. If any of the Registrable Shares covered by a Demand Registration are to be sold in an underwritten offering, the Investors shall have the right to select the managing underwriter or underwriters to lead the offering, subject to the Company’s consent, not to be unreasonably withheld.

(f) Effective Period of Demand Registrations. Upon the date of effectiveness of any Demand Registration for an underwritten offering and if such offering is priced promptly on or after such date, the Company shall use reasonable best efforts to keep such Demand Registration Statement effective for a period equal to 60 days from such date or such shorter period which shall terminate when all of the Registrable Shares covered by such Demand Registration have been sold by the Investors pursuant to such Demand Registration. If the Company shall withdraw any Demand Registration pursuant to Section 5 before such 60 days end and before all of the Registrable Shares covered by such Demand Registration have been sold pursuant thereto, the Investors shall be entitled to a replacement Demand Registration which shall be subject to all of the provisions of this Agreement. A Demand Registration shall not count against the limit on the number of such registrations set forth in Section 2(b) if (i) after the applicable Registration Statement has become effective, such Registration Statement or the related offer, sale or distribution of Registrable Shares thereunder becomes the subject of any stop order, injunction or other order or restriction imposed by the SEC or any other governmental agency or court for any reason not attributable to the Investors or their Affiliates (other than the Company and its controlled Affiliates) and such interference is not thereafter eliminated so as to permit the completion of the contemplated distribution of Registrable Shares or (ii) in the case of an underwritten offering, the conditions specified in the related underwriting agreement, if any, are not satisfied or waived for any reason not attributable to the Investors or their Affiliates (other than the Company and its controlled Affiliates), and as a result of any such circumstances described in clause (i) or (ii), less than all of the Registrable Shares covered by the Registration Statement are sold by the Investors pursuant to such Registration Statement.

Section 3. Piggyback Events.

(a) Right to Piggyback. Whenever prior to the applicable Termination Date the Company proposes (i) to register any Shares under the Securities Act (other than on a registration statement on Form S-8, F-8, S-4 or F-4), whether for its own account or for the account of one or more holders of Shares, and the form of registration statement to be used may be used for any registration of Registrable Shares or (ii) to sell Shares that have already been registered “off the shelf” by means of a prospectus supplement (a “Shelf Takedown”) (each a “Piggyback Event”), the Company shall give prompt written notice to the Investors of its intention to effect such a registration and/or Shelf Takedown and, subject to Sections 3(b) and 3(c), shall include in such registration statement and in any offering of Shares to be made pursuant to that registration statement and/or Shelf Takedown all Registrable Shares with respect to which the Company has received a written request for inclusion therein from any Investor within 20 days after such Investor’s receipt of the Company’s notice (provided that only Registrable Shares of the same class or classes as the Shares being registered and/or taken-down may be included). The Company shall have no obligation to proceed with any Piggyback Event and may abandon, terminate and/or withdraw such registration and/or Shelf Takedown for any reason at any time prior to the pricing thereof. If the Company or any other Person other than the Investors proposes to sell Shares in an underwritten offering pursuant to a registration statement on Form S-3 under the Securities Act, such offering shall be treated as a primary or secondary underwritten offering pursuant to a Piggyback Event. Notwithstanding the foregoing, no Investor will have any rights under this Section 3 in respect of an underwritten Shelf Takedown that has been requested by another Investor, and any such underwritten Shelf Takedown will be subject to Section 4(c) hereof.

(b) Priority on Primary Piggyback Events. If a Piggyback Event is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter(s) advise the Company and any Investors (if such Investors have elected to include Registrable Shares in such Piggyback Event) that in their opinion the number of Shares proposed to be included in such offering exceeds the number of Shares (of any class) which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares proposed to be sold in such offering), the Company shall include in such registration and offering (i) first, the number of Shares that the Company proposes to sell and (ii) second, the number of Shares requested to be included therein by the Investors pro rata among all such holders on the basis of the number of Shares held by them on the date the Company gives the notice specified in Section 3(a).

(c) Priority on Secondary Registrations. If a Piggyback Event is initiated as an underwritten registration on behalf of a holder of Shares, and the managing underwriter(s) advise the Company that in their opinion the number of Shares proposed to be included in such registration exceeds the number of Shares (of any class) (the “Secondary Maximum Number of Shares”) which can be sold in such offering without materially delaying or jeopardizing the success of the offering (including the price per share of the Shares to be sold in such offering), then the Company shall include in such registration (i) first, the number of Shares requested to be included therein by holder(s) requesting such registration, (ii) second, the number of Shares requested to be included therein by any of the Investors (if such Investors have elected to include Registrable Shares in such Piggyback Event), pro rata among such holders on the basis of the number of Shares held by them on the date the Company gives the notice specified in Section 3(a), and (iii) third, the number of Shares that the Company proposes to sell, to the extent that, in the case of clauses (ii) and (iii), the Secondary Maximum Number of Shares is not thereby exceeded.

(d) Selection of Underwriters. If any Piggyback Event is a primary or secondary underwritten offering, the Company (or if the Person or Persons initiating the Piggyback Event in the context of a secondary underwritten offering have such right, such Person(s)) shall have the right to select the managing underwriter or underwriters to administer any such offering.

(e) Basis of Participations. No Investor may sell Registrable Shares in any offering pursuant to a Piggyback Event unless it (a) agrees to sell such Shares on the basis provided in the underwriting or other distribution arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockups and other documents reasonably required of other participants under the terms of such arrangements.

Section 4. S-3 Shelf Registration.

(a) Shelf Registration. The Company shall use reasonable best efforts (i) to file with the SEC a Registration Statement on Form S-3, with a “Plan of Distribution” substantially in the form set forth as Annex A (an “S-3 Shelf Registration Statement”), for a public offering of all or such portion of the Registrable Shares designated by any Investor pursuant to Rule 415 promulgated under the Securities Act or otherwise (an “S-3 Shelf Registration”) as soon as practicable, but no later than 45 calendar days from the Closing Date and (ii) to cause such S-3 Shelf Registration Statement to declared effective within 90 calendar days of the Closing Date (the “Shelf Effectiveness Deadline”) and to thereafter remain effective. The S-3 Shelf Registration Statement shall only include Registrable Shares. Subject to Section 5 hereof and any applicable Lock-up Agreement, the Investors and their Transferees shall be entitled to sell their Registrable Shares at any time and in any amount in accordance with any of the sale methods set forth in the “Plan of Distribution” section. However, in the case of a Shelf Takedown from the S-3 Shelf Registration Statement (an “Investor Shelf Takedown”), the provisions of Section 4(b), (c) and (d) shall govern, as applicable.

(b) Right to Effect Shelf Takedowns. The Investors each shall be entitled, at any time and from time to time when an S-3 Shelf Registration Statement is effective to sell such Registrable Shares as are then registered pursuant to an Investor Shelf Takedown, but only upon not less than five (5) business days’ prior written notice to the Company, during which period the Company shall be entitled to implement a Suspension Period to the extent then permitted pursuant to Section 5. The Investors each shall give the Company prompt written notice of the consummation of each Investor Shelf Takedown (whether or not underwritten). For the avoidance of doubt, the parties agree that an Investor Shelf Takedown is a non-exclusive means to effectuate the offer and sale of Registrable Shares under the S-3 Shelf Registration Statement. Subject to Section 5 hereof, the Investors shall have the benefit of all the selling means permitted in the S-3 Shelf Registration Statement “Plan of Distribution,” including those that do not constitute Investor Shelf Takedowns (and therefore are not subject to Sections 4(b) and (c) hereof) because they are offering that do not require the filing of a prospectus supplement based on the existing disclosure in the “Plan of Distribution”, such as ordinary brokerage transactions in the open market (the foregoing being only an example). Notwithstanding the foregoing, the Company shall be entitled to delay for a period of no more than forty-five (45) days effecting a requested Investor Shelf Takedown if the Company delivers notice to the Investors requesting such Investor Shelf Takedown within five (5) days of the receipt of such a request that the Company intends to file a registration statement for a public offering of primary Company securities for cash proceeds of at least the Minimum Amount; provided that the Company shall only be able to deliver such notice once in any six (6) month period.

(c) Underwritten Shelf Takedowns. The Investors and its Transferees shall be entitled to request, in the aggregate, six (6) underwritten Investor Shelf Takedown(s) under this Agreement, but only if (i) the number of Registrable Shares to be sold in each such offering would reasonably be expected to yield gross proceeds to such Investor of at least the Minimum Amount (based on then-current market prices) and (ii) without the Company’s consent, such consent not to be unreasonably withheld, the request is not made within ninety (90) days after such Investor has sold Shares in another underwritten registered offering pursuant to Section 2 or 4 hereof, as applicable. The Company may not include Shares in an underwritten Investor Shelf Takedown requested by an Investor without such Investor’s prior written consent; provided that, only in the case of an underwritten Investor Shelf Takedown that includes a “roadshow,” the Investor that requests such underwritten Investor Shelf Takedown shall provide reasonable notice to the other Investors (based on the then current notice information of the Investors as set forth in the books and records of the Company) and shall give the other Investors a reasonable opportunity to participate in such underwritten Investor Shelf Takedown, subject to (x) priority equivalent to that found in Section 3(c) and (y) the requirements in Section 3(e).

(d) Selection of Underwriters. In connection with an underwritten Investor Shelf Takedown, the initiating Investor shall have the right to select the managing underwriter or underwriters to lead the offering, subject to the Company’s consent, not to be unreasonably withheld.

(e) Effective Period of S-3 Shelf Registrations. Subject to Section 5 of this Agreement, the Company shall use reasonable best efforts to keep any S-3 Shelf Registration Statement continuously effective until the applicable Termination Date.

Section 5. Suspension Periods

(a) Suspension Periods. The Company may delay the filing or effectiveness of, or by written notice to the applicable Investor(s) suspend the use of, a Registration Statement in conjunction with a Demand Registration or an S-3 Shelf Registration (and, if reasonably required, withdraw any registration statement that has been filed), but in each such case only if the board of directors of the Company determines in good faith that (x) such delay would enable the Company to avoid disclosure of material information, the disclosure of which at that time would be materially adverse to the Company’s best interests (including by materially interfering with, or jeopardizing the success of, any pending or proposed material acquisition, disposition or reorganization) or (y) obtaining any financial statements (including required consents) required to be included in any such Registration Statement would be impracticable. Any period during which the Company has delayed a filing, an effective date or the use of a Registration Statement pursuant to this Section 5 is herein called a “Suspension Period”. In no event shall there be more than two Suspension Periods during any rolling period of 365 days, and the number of days covered by any one Suspension Period shall not exceed 90 days, and the number of days covered by all Suspension Periods shall not exceed 180 days in the aggregate during any rolling period of 365 days. If pursuant to this Section 5 the Company delays or withdraws a Demand Registration or underwritten Investor Shelf Takedown requested by the applicable Investor, the applicable Investor shall be entitled to withdraw such request and, if it does so, such request shall not count against the limitation on the number of such registrations set forth in Section 2 or 4. The Company shall provide prompt written notice to the Investors of the commencement and termination of any Suspension Period (and any withdrawal of a registration statement pursuant to this Section 5), but shall not be obligated under this Agreement to disclose the reasons therefor. The Investors shall keep the existence of each Suspension Period confidential.

Section 6. Registration Procedures.

(a) In connection with the S-3 Shelf Registration provided for in Section 4 and otherwise whenever any Investor requests that any Registrable Shares be registered pursuant to this Agreement, the Company shall use reasonable best efforts to effect, as soon as practical as provided herein, the registration and the sale of such Registrable Shares in accordance with the intended methods of disposition thereof, and, pursuant thereto, the Company shall, as soon as practical as provided herein:

(i) subject to the other provisions of this Agreement, use reasonable best efforts to prepare and file with the SEC a Registration Statement with respect to such Registrable Shares and cause such Registration Statement to become effective (unless it is automatically effective upon filing); and before filing a Registration Statement or Prospectus or any amendments or supplements thereto, furnish to the Investors and the underwriters or other distributors, if any, identified by the applicable Investor copies of all such documents proposed to be filed, including documents incorporated by reference in the Prospectus and one set of the exhibits incorporated by reference, and the Investors and a single counsel selected by (i) Ampersand 2006 Limited Partnership, (ii) A.M. Pappas Life Science Ventures III, LP and PVIII CEO Fund, LP and (iii) Novartis BioVentures Ltd. (or in the case of an underwritten Investor Shelf Takedown, a single counsel selected by the Investor requesting such underwritten Investor Shelf Takedown pursuant to Section 4(c)) (“Investor’s Counsel”) shall have a reasonable opportunity to review and comment on the Registration Statement and each such Prospectus (and each amendment or supplement thereto) before it is filed with the SEC, and the Investors shall have the opportunity to object to any information pertaining to the Investors that is contained therein and the Company will make the corrections reasonably requested by the Investors with respect to such information prior to filing any Registration Statement or Prospectus or any amendment or supplement thereto;

(ii) use reasonable best efforts to prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the applicable requirements of the Securities Act and to keep such Registration Statement effective for the relevant period required hereunder, but no longer than is necessary to complete the distribution of the Shares covered by such Registration Statement, and to comply with the applicable requirements of the Securities Act with respect to the disposition of all the Shares covered by such Registration Statement during such period in accordance with the intended methods of disposition set forth in such Registration Statement;

(iii) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement, or the lifting of any suspension of the qualification or exemption from qualification of any Registrable Shares for sale in any jurisdiction in the United States;

(iv) furnish to the Investors and each managing underwriter, if any, without charge, conformed copies of each Registration Statement and amendment thereto and copies of each supplement thereto promptly after they are filed with the SEC (but only one set of exhibits thereto need be provided); and deliver, without charge, such number of copies of the preliminary and final Prospectus and any supplement thereto as the Investors may reasonably request in order to facilitate the disposition of the Registrable Shares of the applicable Investor covered by such Registration Statement in conformity with the requirements of the Securities Act;

(v) use reasonable best efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such U.S. jurisdictions as the applicable Investor reasonably requests and continue such registration or qualification in effect in such jurisdictions for as long as the applicable Registration Statement may be required to be kept effective under this Agreement (provided that the Company will not be required to (I) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (v), (II) subject itself to taxation in any such jurisdiction or (III) consent to general service of process in any such jurisdiction);

(vi) notify the Investors and each distributor of such Registrable Shares identified by the applicable Investor, at any time when a Prospectus relating thereto would be required under the Securities Act to be delivered by such distributor, of the occurrence of any event as a result of which the Prospectus included in such Registration Statement contains an untrue statement of a material fact or omits a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and, at the request of the Investors, the Company shall use reasonable best efforts to prepare, as soon as practical, a supplement or amendment to such Prospectus so that, as thereafter delivered to any prospective purchasers of such Registrable Shares, such Prospectus shall not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii) in the case of an underwritten offering in which the applicable Investor participates pursuant to a Demand Registration, Piggyback Event or an S-3 Shelf Registration, enter into an underwriting agreement containing such provisions (including provisions for indemnification, lockups, opinions of counsel and comfort letters) as are customary and reasonable for an offering of such kind, and take all such other customary and reasonable actions as the managing underwriters of such offering may request in order to facilitate the disposition of such Registrable Shares (including making members of senior management of the Company available at reasonable times and places to participate in “road-shows” and investor calls, provided that any reasonable travel and accommodation expenses in connection with any such road shows shall be borne by the applicable Investor(s)); provided, that if any Investor requests an underwritten Investor Shelf Takedown in accordance with this Agreement, (i) no other Investor who is not participating in such underwritten Investor Shelf Takedown shall be required to enter into a lock-up agreement with the Company and/or managing underwriter(s) and (ii) the Company shall not enter into any agreement in connection with such underwritten Investor Shelf Takedown that will limit the Company’s ability in any manner to conduct an underwritten Shelf Takedown at the request of any other Investor at any time;

(viii) in the case of an underwritten offering in which the applicable Investor participates pursuant to a Demand Registration, Piggyback Event or an S-3 Shelf Registration, and to the extent not prohibited by applicable law or pre-existing applicable contractual restrictions, (A) make reasonably available, for inspection by the Investors, Investor’s Counsel, the managing underwriter(s) of such offering and counsel and accountants acting for such managing underwriter(s), pertinent corporate documents and financial and other records of the Company and its subsidiaries and controlled Affiliates, (B) cause the Company’s officers and employees to supply information reasonably requested by the Investors or such managing underwriter(s) or attorney in connection with such offering, (C) make the Company’s independent accountants available for any such managing underwriter(s)’ due diligence and have them provide customary “cold comfort” letters to such underwriters in connection therewith, and (D) cause the Company’s counsel to furnish customary legal opinions to such underwriters in connection therewith; provided, however, that such records and other information shall be subject to such confidential treatment as is customary for underwriters’ due diligence reviews;

(ix) use reasonable best efforts to cause all such Registrable Shares to be listed on each securities exchange (if any) on which securities of the same class issued by the Company are then listed;

(x) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement and, a reasonable time before any proposed sale of Registrable Shares pursuant to a Registration Statement, provide the transfer agent with printed certificates for the Registrable Shares to be sold, subject to the provisions of Section 11;

(xi) make generally available to its shareholders a consolidated earnings statement (which need not be audited) for a period of 12 months beginning after the effective date of the Registration Statement as soon as reasonably practicable after the end of such period, which earnings statement shall satisfy the requirements of an earning statement under Section 11(a) of the Securities Act and Rule 158 thereunder; and

(xii) promptly notify the Investors and the managing underwriter(s) of any underwritten offering, if any:

(1) when the Registration Statement, any pre-effective amendment, the Prospectus or any Prospectus supplement or any post-effective amendment to the Registration Statement has been filed and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective;

(2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for any additional information regarding the Investors;

(3) of the notification to the Company by the SEC of its initiation of any proceeding with respect to the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement; and

(4) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the applicable securities or blue sky laws of any jurisdiction; and keep Investor’s Counsel reasonably apprised as to the intention and progress of the Company with respect to any Registration Statement hereunder.

For the avoidance of doubt, the provisions of clauses (vii), (viii) and (xi) of this Section 7(a) shall apply only in respect of an underwritten offering and only if (based on market prices at the time the offering is requested by the applicable Investor) the number of Registrable Shares to be sold in the offering would reasonably be expected to yield gross proceeds to one or more Investors of at least the Minimum Amount.

(b) No Registration Statement (including any amendments thereto) shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein not misleading, and no Prospectus (including any supplements thereto) shall contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, except for any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in reliance on and in conformity with written information furnished to the Company by or on behalf of any Investor or any underwriter or other distributor specifically for use therein.

(c) Until the applicable Termination Date, the Company shall use reasonable best efforts to file all reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, all to the extent required to enable any Investor to be eligible to sell Registrable Shares (if any) pursuant to Rule 144 under the Securities Act.

(d) The Company may require any Investor and each distributor of Registrable Shares as to which any registration is being effected to furnish to the Company any other information regarding such Person and the distribution of such securities as the Company may from time to time reasonably request.

(e) Subject to the limitations on the Company’s ability to delay the use or effectiveness of a Registration Statement as provided by the Suspension Periods set forth in Section 5(a), each Investor agrees by having its stock treated as Registrable Shares hereunder that, upon being advised in writing by the Company of the occurrence of an event pursuant to Section 6(a)(vi) when the Company is entitled to do so pursuant to Section 5, such Investor will immediately discontinue (and direct any other Persons making offers and sales of Registrable Shares to immediately discontinue) offers and sales of Registrable Shares pursuant to any Registration Statement (other than those pursuant to a plan that is in effect and that complies with Rule 10b5-1 of the Exchange Act) until it is advised in writing by the Company that the use of the Prospectus may be resumed and is furnished with a supplemented or amended Prospectus as contemplated by Section 6(a)(vi), and, if so directed by the Company, such Investor will deliver to the Company all copies, other than permanent file copies then in such Investor’s possession, of the Prospectus covering such Registrable Shares current at the time of receipt of such notice.

(f) The Company may prepare and deliver an issuer free-writing prospectus (as such term is defined in Rule 405 under the Securities Act) in lieu of any supplement to a prospectus, and references herein to any “supplement” to a Prospectus shall include any such issuer free-writing prospectus. No seller of Registrable Shares may use a free-writing prospectus to offer or sell any such shares without the Company’s prior written consent.

(g) It is understood and agreed that any failure of the Company to file a registration statement or any amendment or supplement thereto or to cause any such document to become or remain effective or usable within or for any particular period of time as provided in Section 2, 4 or 6 or otherwise in this Agreement, due to reasons that are not reasonably within its control, or due to any refusal of the SEC to permit a registration statement or prospectus to become or remain effective or to be used because of unresolved SEC comments thereon (or on any documents incorporated therein by reference) despite the Company’s good faith and reasonable best efforts to resolve those comments, shall not be a breach of this Agreement. However, neither shall any such failure relieve the Company of its obligations hereunder to continue to use reasonable best efforts to remedy such failure.

(h) It is further understood and agreed that the Company shall not have any obligations under this Section 6 at any time on or after the applicable Termination Date, unless an underwritten offering in which an Investor participates has been priced but not completed prior to the applicable Termination Date, in which event the Company’s obligations under this Section 6 shall continue with respect to such offering until it is so completed.

Section 7. Registration Expenses.

(a) All expenses incident to the Company’s performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, Financial Industry Regulatory Authority fees, listing application fees, printing expenses, transfer agent’s and registrar’s fees, cost of distributing Prospectuses in preliminary and final form as well as any supplements thereto, and fees and disbursements of counsel for the Company and all independent certified public accountants and other Persons retained by the Company, together with the reasonable documented fees and expenses of one counsel for the Investor(s) (all such expenses being herein called “Registration Expenses”) (but not including any underwriting discounts or commissions attributable to the sale of Registrable Shares), shall be borne by the Company. Each Investor shall bear its pro rata cost of all underwriting discounts and commissions associated with any sale of Registrable Shares.

(b) The obligation of the Company to bear the expenses described in Section 7(a) shall apply irrespective of whether a registration, once properly demanded or requested becomes effective or is withdrawn or suspended, unless the applicable Investor elects to pay the Registration Expenses, in which event such registration shall not count against the limit on the number of registrations set forth in Section 2(b).

Section 8. Indemnification.

(a) The Company shall indemnify, to the fullest extent permitted by law, the Investors and each Person who controls the Investors (within the meaning of the Securities Act) against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or any amendment thereof or supplement thereto or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are made in reliance and in conformity with information furnished in writing to the Company by the Investors or to the Company by any participating underwriter, in each case expressly for use therein. In connection with an underwritten offering in which any Investor participates conducted pursuant to a registration effected hereunder, the Company shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of such Investor(s).

(b) In connection with any Registration Statement in which an Investor is participating, such Investor shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus, or amendment or supplement thereto, and shall indemnify, severally and not jointly, to the fullest extent permitted by law, the Company, its officers and directors and each Person who controls the Company (within the meaning of the Securities Act), against all losses, claims, damages, liabilities, judgments, costs (including reasonable costs of investigation) and expenses (including reasonable attorneys’ fees) arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or Prospectus, or any amendment or supplement thereto, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that the same are made in reliance and in conformity with information furnished in writing to the Company by or on behalf of such Investor expressly for use therein. In connection with an underwritten offering conducted pursuant to a registration effected hereunder, such Investor shall indemnify each participating underwriter and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the Company.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying Person of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying Person to assume the defense of such claim with counsel reasonably satisfactory to the indemnified Person. Failure so to notify the indemnifying Person shall not relieve it from any liability that it may have to an indemnified Person except to the extent that the indemnifying Person is materially and adversely prejudiced thereby. The indemnifying Person shall not be subject to any liability for any settlement made by the indemnified Person without its consent (but such consent will not be unreasonably withheld). An indemnifying Person who is entitled to, and elects to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (in addition to one local counsel) for all Persons indemnified (hereunder or otherwise) by such indemnifying Person with respect to such claim (and all other claims arising out of the same circumstances), unless in the reasonable judgment of any indemnified Person there may be one or more legal or equitable defenses available to such indemnified Person which are in addition to or may conflict with those available to another indemnified Person with respect to such claim, in which case each such indemnified Person shall be entitled to use separate counsel. The indemnifying Person shall not consent to the entry of any judgment or enter into or agree to any settlement relating to a claim or action for which any indemnified Person would be entitled to indemnification by any indemnified Person hereunder unless such judgment or settlement imposes no ongoing obligations on any such indemnified Person and includes as an unconditional term the giving, by all relevant claimants and plaintiffs to such indemnified Person, a release, reasonably satisfactory in form and substance to such indemnified Person, from all liabilities in respect of such claim or action for which such indemnified Person would be entitled to such indemnification. The indemnifying Person shall not be liable hereunder for any amount paid or payable or incurred pursuant to or in connection with any judgment entered or settlement effected with the consent of an indemnified Person unless the indemnifying Person has also consented to such judgment or settlement.

(d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified Person or any officer, director or controlling Person of such indemnified Person and shall survive the transfer of securities and the applicable Termination Date but only with respect to offers and sales of Registrable Shares made before the applicable Termination Date or during the period following the applicable Termination Date referred to in Section 6(h).

(e) If the indemnification provided for in or pursuant to this Section 8 is due in accordance with the terms hereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying Person, in lieu of indemnifying such indemnified Person, shall contribute to the amount paid or payable by such indemnified Person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other in connection with the statements or omissions which result in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying Person on the one hand and of the indemnified Person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying Person or by the indemnified Person, and by such Person’s relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall the liability of any Investor be greater in amount than the amount for which such indemnifying Person would have been obligated to pay by way of indemnification if the indemnification provided for under Section 8(a) or 8(b) hereof had been available under the circumstances.

Section 9. Securities Act Restrictions.

(a) Each Investor agrees that all certificates or other instruments representing the Merger Securities will bear a legend substantially to the following effect:

(1) THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR SECURITIES LAWS OF ANY STATE AND MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF EXCEPT WHILE A REGISTRATION STATEMENT RELATING THERETO IS IN EFFECT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT OR SUCH LAWS.

(2) THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE INVESTOR, COPIES OF WHICH ARE ON FILE WITH THE SECRETARY OF THE COMPANY.

(b) Upon the reasonable request of an Investor, at a time when such legend is no longer required under the Securities Act and applicable state laws, the Company shall promptly cause clause (1) of the legend to be removed from any certificate for any Merger Securities to be Transferred by such Investor in accordance with the terms of the relevant Lock-up Agreement upon the receipt by the Company of an opinion of counsel, certification and/or other information reasonably satisfactory to the Company; and clause (2) of the legend shall be removed upon the expiration of such transfer and other restrictions set forth in the relevant Lock-up Agreement. Each Investor acknowledges that the Merger Securities have not been registered under the Securities Act or under any state securities laws and agrees that it will not sell or otherwise dispose of any of the Merger Securities, except in compliance with the registration requirements or exemption provisions of the Securities Act and any other applicable securities laws.

Section 10. Transfers of Rights.

(a) If an Investor transfers Registrable Shares it owns to a third party, such party shall succeed to the rights and obligations of such Investor under this Agreement with respect to such Registrable Shares and be treated hereunder as if it were a separate “Investor” hereunder. Such party shall deliver to the Company a written acknowledgment (in form and substance reasonably satisfactory to the Company) that it has succeeded to such Investor as a party to this Agreement and has assumed the rights and obligations of such Investor hereunder (the “Transferee’). The Transferee shall automatically become and have the rights and obligations of an Investor with respect to the Registrable Shares so transferred and the transferor shall automatically cease to be and to have the rights and obligations of an Investor but only with respect to the transferred Registrable Shares and the transferor shall otherwise maintain all of its rights and obligations as a separate Investor hereunder, provided that the rights and obligations of the transferor arising under Section 8 or otherwise hereunder with respect to periods and matters existing before such cessation shall survive such cessation. Notwithstanding any other provision of this Agreement, no Person who acquires securities transferred in violation of this Agreement or the Lock-up Agreement or who acquires securities that are not or upon acquisition cease to be Registrable Shares, shall have any rights under this Agreement with respect to such securities, and such securities shall not have the benefits afforded hereunder to Registrable Shares.

Section 11. Miscellaneous.

(a) Notices. Except as otherwise provided herein, all notices, requests, consents and other communications required or permitted hereunder shall be in writing and shall be hand delivered, mailed (postage prepaid) by registered or certified mail or sent by e-mail or facsimile transmission (with telephone confirmation promptly thereafter),

If to Investor:

See Schedule I for Investor Address Information
With a copy to:

Edwards Angell Palmer & Dodge LLP
111 Huntington Avenue
Boston, MA 02199-7613
Attention:	James T. Barrett, Esq.
Matthew J. Gardella, Esq.
Telecopy: 617-227-4420
If to the Company:

MDRNA, Inc. 3830 Monte Villa Parkway Bothell, WA 98021 Attention: J. Michael French, President and CEO Telecopy: 425-908-3650
With a copy to:

Pryor Cashman LLP 7 Times Square New York, NY 10036 Attention: Lawrence Remmel, Esq. Telecopy: (212) 798-6365

or at such other address as any such party hereto may specify by written notice to the others, and, except as otherwise provided herein, each such notice, request, consent and other communication shall for all purposes of the Agreement be treated as being effective or having been given when delivered personally or by mail or, in the case of e-mail or facsimile delivery, upon receipt of e-mail or facsimile confirmation of delivery and telephonic confirmation.

(b) No Waivers. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(c) Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and Transferees, it being understood that there are no intended third-party beneficiaries hereof (except as specified in Section 10 hereof).

(d) Governing Law. This Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters, shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles that would result in the application of any law other than the law of the Commonwealth of Massachusetts.

(e) Jurisdiction. Any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby must be brought in any federal or state court located in the non-exclusive jurisdiction of any Delaware State or Federal court sitting in New Castle County, and each of the parties hereby consents to the jurisdiction of such courts (and of the appropriate appellate courts therefrom) in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 13(a) shall be deemed effective service of process on such party.

(f) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(g) Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts (including by e-mail or facsimile) and by different parties hereto in separate counterparts, with the same effect as if all parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together and shall constitute one and the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

(h) Entire Agreement. This Agreement, as modified by a certain Letter Agreement dated July 21, 2010 delivered by Biomedical Value Fund, L.P., Biomedical Institutional Value Fund, L.P., Biomedical Offshore Value Fund, Ltd., Class D Series of GEF-PS, L.P., Lyrical Multi-Manager Fund, L.P., David J. Morrison, and WS Investments III, LLC (the “New Investors”) and among the Company, the New Investors and certain of the Investors, contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes and replaces all other prior agreements, written or oral, among the parties hereto with respect to the subject matter hereof.

(i) Captions. The headings and other captions in this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any provision of this Agreement.

(j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.

(k) Amendments. (a) The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the prior written consent of the Company and the Investors.

(b) The Company has not entered into, and will not, from and after the date hereof, enter into, any agreements or arrangements that grant to any other holders of its securities any rights that violate or conflict with this Agreement or impede the Company’s ability to fulfill and comply with its obligations set forth herein.

(l) Lock-Up. Each Investor shall, in connection with any underwritten offering of the Company’s securities, in each case, in which such Investor is selling Registrable Shares pursuant to its rights under Section 3, upon the request of the Company or the managing underwriter(s), agree in writing not to effect any sale, disposition or distribution of any Registrable Shares (other than those included in such offering) without the prior written consent of the Company or such managing underwriter(s), as the case may be, for such period of time prior to and/or following the completion of the sale of the Company’s securities in such underwritten offering as the Company or the managing underwriter(s) may specify; provided, however, that all executive officers and directors of the Company shall also have agreed not to effect any sale, disposition or distribution of any such securities under the circumstances and pursuant to the terms set forth in this Section 11(l).

(m) Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Investors of a majority of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would allow such holder or prospective holder (i) to include such securities in any registration unless, under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such securities will not reduce the number of the Registrable Securities of the Investors that are included or (ii) to have registration rights that are more favorable in the aggregate than those set forth herein; provided that this limitation shall not apply to any additional Investor who becomes a party to this Agreement in accordance with Section 10.

[Execution Page Follows]

IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed by each of the parties hereto as of the date first written above.

COMPANY:

MDRNA, INC.

By:	/s/ J. Michael French
Name:	J. Michael French
Title:	President and CEO

INVESTORS:

A.M. PAPPAS LIFE SCIENCE VENTURES III, LP

By:	/s/ Ford S. Worthy
Name:	Ford S. Worthy
Title:	Partner

PVIII CEO FUND, LP

By:	/s/ Ford S. Worthy
Name:	Ford S. Worthy
Title:	Partner

AMPERSAND 2006 LIMITED PARTNERSHIP

By: AMP-06 Management Company Limited Partnership, its General Partner

By:	AMP-06 MC LLC, its General Partner

By:	/s/ Herbert H. Hooper
Name:	Herbert H. Hooper
Title:	Member

NOVARTIS BIOVENTURES LTD.

By:	/s/ Wendy Wiseman
Name:	Wendy Wiseman
Title:	Authorized Signatory

YED GLOBAL LIFESCIENCE I PARTNERSHIP

By:	/s/ Tsuneo Fujii
Name:	Tsuneo Fujii
Title:	President and Representative Director

YED IV, L.P.

By:	/s/ Tsuneo Fujii
Name:	Tsuneo Fujii
Title:	President and Representative Director

GOLD HILL VENTURE LENDING 03, L.P.

By: Gold Hill Venture Lending Partners 03, LLC, its general partner

By:	/s/ Rob Helm
Name:	Rob Helm
Title:	Managing Director

PETER D. PARKER

/s/ Peter D. Parker
Name: Peter D. Parker

CHIANG LI

/s/ Chiang Li
Name: Chiang Li

BIOMEDICAL VALUE FUND, L.P.		BIOMEDICAL OFFSHORE VALUE FUND, LTD.

By: Great Point Partners, LLC, as Investment Manager		By: Great Point Partners, LLC, as Investment Manager

By:	/s/ Jeffrey R. Jay	By:	/s/ Jeffrey R. Jay
Name:	Jeffrey R. Jay	Name:	Jeffrey R. Jay
Title:	Senior Managing Member	Title:	Senior Managing Member

BIOMEDICAL INSTITUTIONAL VALUE FUND, L.P.		CLASS D SERIES OF GEF-PS, L.P.

By: Great Point Partners, LLC, as Investment Manager		By: Great Point Partners, LLC, as Investment Manager

By:	/s/ Jeffrey R. Jay	By:	/s/ Jeffrey R. Jay
Name:	Jeffrey R. Jay	Name:	Jeffrey R. Jay
Title:	Senior Managing Member	Title:	Senior Managing Member

LYRICAL MULTI-MANAGER FUND, L.P.		WS INVESTMENTS III, LLC

By: Great Point Partners, LLC, as Investment Manager		By: Great Point Partners, LLC, as Investment Manager

By:	/s/ Jeffrey R. Jay	By:	/s/ Jeffrey R. Jay
Name:	Jeffrey R. Jay	Name:	Jeffrey R. Jay
Title:	Senior Managing Member	Title:	Senior Managing Member

DAVID J. MORRISON

By: Great Point Partners, LLC, as Investment Manager

By:	/s/ Jeffrey R. Jay
Name:	Jeffrey R. Jay
Title:	Senior Managing Member

EMERGE CAPITAL

By:	/s/ Michel de Beaumont
Name:	Mr. Michel de Beaumont
Title:	Chairman

[Registration Rights Agreement Signature Page]

Schedule I

INVESTORS

A.M. PAPPAS LIFE SCIENCE VENTURES III, LP

PVIII CEO FUND, LP

AMPERSAND 2006 LIMITED PARTNERSHIP

NOVARTIS BIOVENTURES LTD.

YED GLOBAL LIFESCIENCE I PARTNERSHIP

YED IV, L.P.

GOLD HILL VENTURE LENDING 03, L.P.

BIOMEDICAL VALUE FUND, L.P.

BIOMEDICAL OFFSHORE VALUE FUND, LTD.

BIOMEDICAL INSTITUTIONAL VALUE FUND, L.P.

CLASS D SERIES OF GEF-PS, L.P.

LYRICAL MULTI-MANAGER FUND, L.P.

WS INVESTMENTS III, LLC

DAVID J. MORRISON

EMERGE CAPITAL

PETER D. PARKER

CHIANG LI

ESTATE OF SAMUEL ACKERMAN

THOMAS LAMONT

ANTHONY BALDOR

BETH ISRAEL DEACONNESS MEDICAL CENTER

AMY PARKER

ANDREW PARKER

Annex A

PLAN OF DISTRIBUTION

Each selling stockholder, and any of their pledgees, assignees and successors-in-interest (the “Selling Stockholders”) may from time to time offer and sell, separately or together, some or all of the shares of Common Stock covered by this registration statement. Registration of shares of common stock covered by the registration statement does not mean, however, that those shares necessarily will be offered or sold.

The Company will not receive any proceeds from the sale of the common shares by the Selling Stockholders.

The Selling Stockholder may sell shares in one or more of the following ways (or in any combination) from time to time:

•	through underwriters or dealers;

•	directly to one or more purchasers;

•	through agents; or

•	through any other methods described in a prospectus supplement.

Neither the Company nor the Selling Stockholders have entered into any agreements, understandings or arrangements with any underwriters or dealers regarding the sale of shares covered by the registration statement. At any time a particular offer of the shares covered by the registration statement is made, a revised prospectus or prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock covered by the registration statement being offered and the terms of the offering, including the name or names of any underwriters, dealers or agents. In addition, to the extent required, any discounts, commissions, concessions and other items constituting underwriters’ or agents’ compensation, as well as any discounts, commissions or concessions allowed or re-allowed or paid to dealers, will be set forth in such revised prospectus or prospectus supplement. Any such required prospectus or prospectus supplement, and, if necessary, a post-effective amendment to any registration statement, will be filed with the SEC to reflect the disclosure of additional information with respect to the distribution of the Common Shares covered by the registration statement.

The shares may also be sold in one or more of the following transactions, or in any transactions described in a prospectus or prospectus supplement:

•	block transactions in which a broker-dealer may sell all or a portion of the shares as agent but may position and resell all or a portion of the block as principal to facilitate the transaction;

•	purchase by a broker-dealer as principal and resale by the broker-dealer for its own account;

•	ordinary brokerage transactions and transactions in which a broker-dealer solicits purchasers;

•	sales “at the market” to or through a market maker or into an existing trading market, on an exchange or otherwise;

•	through the writing of options; or

•	sales in other ways not involving market makers or established trading markets, including direct sales to purchasers.

The shares that the Selling Stockholder sell by any of the methods described above may be sold to the public, in one or more transactions, either:

•	at a fixed public offering price or prices, which may be changed;

•	at market prices prevailing at the time of sale;

•	at prices related to prevailing market prices;

•	at varied prices determined at the time of sale; or

•	at negotiated prices.

Underwriters and agents may be entitled under agreements entered into with the Selling Stockholders to indemnification by the Company and/or the Selling Stockholders against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the underwriters or agents may be required to make. Underwriters and agents may engage in transactions with, or perform services for, the Company, the Company’s affiliates, the Selling Stockholders and their affiliates in the ordinary course of business.

The Selling Stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available.

Broker-dealers engaged by the Selling Stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the Selling Stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated, but, except as set forth in a supplement to this Prospectus, in the case of an agency transaction not in excess of a customary brokerage commission in compliance with FINRA Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with FINRA IM-2440.

In connection with the sale of the common stock or interests therein, the Selling Stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholders may also sell shares of the common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The Selling Stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Each Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common Stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholders may be deemed to be “underwriters” within the meaning of the Securities Act, they will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholders.

The Company has agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholders without registration by reason of Rule 144 under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholders will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. The Company will make copies of this prospectus available to the Selling Stockholders and have informed them of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

* * *

Annex B

MDRNA, INC.

Selling Securityholder Notice and Questionnaire

The undersigned beneficial owner of common stock (the “Registrable Securities”) of MDRNA, Inc., a Delaware corporation (the “Company”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement (the “Registration Rights Agreement”) to which this document is annexed. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.	Name.

(a) Full Legal Name of Selling Securityholder

(b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c) Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the Questionnaire):

2.	Address for Notices to Selling Securityholder:

Telephone:

Fax:

Contact Person:

3.	Broker-Dealer Status:

(a) Are you a broker-dealer?

Yes  ☐             No  ☐

(b) If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company.

Yes  ☐             No  ☐

Note:	If “no” to Section 3(b), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c) Are you an affiliate of a broker-dealer?

Yes  ☐             No  ☐

(d) If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes  ☐             No  ☐

Note:	If “no” to Section 3(d), the SEC’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

4.	Beneficial Ownership of Securities of the Company Owned by the Selling Securityholder.

Except as set forth below in this Item 4, the undersigned is not the beneficial or registered owner of any securities of the Company other than the securities issuable pursuant to the Purchase Agreement.

(a) Type and Amount of other securities beneficially owned by the Selling Securityholder:

5.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

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